EXHIBIT 10.1
Big Stone II Power Plant
Amendment No. 6 to
Participation Agreement
By and Among
CENTRAL MINNESOTA MUNICIPAL POWER AGENCY,
GREAT RIVER ENERGY,
HEARTLAND CONSUMERS POWER DISTRICT,
MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU
RESOURCES GROUP, INC.,
OTTER TAIL CORPORATION dba OTTER TAIL POWER COMPANY,
SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY, AND
WESTERN MINNESOTA MUNICIPAL POWER AGENCY
As
Owners
Effective as of
September 20, 2007
Amendment No. 6 to Participation Agreement
September 20, 2007

Amendment No. 6 to Participation Agreement
     THIS AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT (this “Amendment”) is made as of September 20, 2007, by and among Central Minnesota Municipal Power Agency, an agency incorporated under the laws of the State of Minnesota (“CMMPA”), Great River Energy, a cooperative corporation incorporated under the laws of the State of Minnesota (“GRE”), Heartland Consumers Power District, a consumers power district formed and organized under the South Dakota Consumers Power District Law (Chapter 49-35 of the South Dakota Codified Laws) (“Heartland”), Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a corporation incorporated under the laws of the State of Delaware (“Montana-Dakota”), Otter Tail Corporation, a corporation incorporated under the laws of the State of Minnesota, doing business as Otter Tail Power Company (“Otter Tail”), Southern Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“SMMPA”), and Western Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“WMMPA”) (each individually a “Party” and, collectively, the “Parties”).
RECITALS
     WHEREAS, the Parties have entered into a Participation Agreement, dated June 30, 2005 (the “Agreement”), and an Amendment No. 1 to the Participation Agreement dated effective as of June 1, 2006 (the “Amendment No. 1”), an Amendment No. 2 to the Participation Agreement dated August 1, 2006 (the “Amendment No. 2”), an Amendment No. 3 to the Participation Agreement dated effective as of September 1, 2006 (the “Amendment No. 3”), an Amendment No. 4 to the Participation Agreement dated effective as of June 8, 2007 (the “Amendment No. 4”) and an Amendment No. 5 to the Participation Agreement dated effective as of September 1, 2007 (individually, the “Amendment No. 5”, and collectively with the Agreement, the Amendment No. 1, the Amendment No. 2, the Amendment No. 3, the Amendment No. 4 and the Amendment No. 5, the “Amended Agreement”), to provide for their ownership as tenants in common of BSP II and set forth certain responsibilities and mechanisms for the design, construction, ownership, operation, maintenance and repair of BSP II; and
     WHEREAS, the Parties desire to amend the Amended Agreement as and to the extent provided in this Amendment.
     NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Amendment, the Parties covenant and agree as follows:
AGREEMENTS
     1.01 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
Amendment No. 6 to Participation Agreement
September 20, 2007

     1.02 Amendments. The Amended Agreement is hereby amended as follows:
     (a) Section 3.05(b)(i)(A) of the Amended Agreement is hereby amended to read in its entirety as follows:
“(A) provide written notice to the other Owners of its withdrawal by 4:00 p.m. Central Time on the date of such meeting,” .
     (b) Section 3.05(b)(ii) of the Amended Agreement is hereby amended to delete the words “within seven (7) days of the vote” set forth on the third and fourth lines thereof and to replace the same with “by 4:00 p.m. Central Time on the date of such meeting”.
     (c) Section 3.05 is hereby amended by adding a new clause “(d)” reading in its entirety as follows:
“(d) Notwithstanding any provision of this Agreement as amended to the contrary, the Owners, acting through the Coordination Committee, shall:
(i)	meet for purposes of taking a vote required pursuant to Section 3.05(b) within sixty (60) days after the later of the following:
(x)	the Owners’ receipt of the final written order of the Minnesota Public Utilities Commission regarding the Owners’ Certificate of Need application; and
(y)	the Owners’ receipt of the final written decision or order of the South Dakota Board of Minerals & Environment on the Owners’ Prevention of Significant Deterioration permit application, regardless of any request for reconsideration;
and
(ii)	at such meeting, take the following vote:
(x)	If a Double Majority approves the continuation of the Project, then any Owner who did not vote to continue the Project may withdraw from the Project so long as it provides written notice to the other Owners of its withdrawal at such meeting. An Owner who properly withdraws under this Section 3.05(d)(i) shall have no other obligations under this Agreement, except as required under Section 3.08. If Montana-Dakota and Otter Tail both withdraw from the Project under this Section 3.05(d)(i), the Project shall be wound up as provided for in Section 14.02; and
(y)	If a Double Majority does not approve the continuation of the Project, then provisions of Section 3.05(b)(ii) shall govern.
Amendment No. 6 to Participation Agreement
September 20, 2007

     1.03 Continuing Effect; Ratification. Except as expressly amended herein, all other terms, covenants and conditions contained in the Amended Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed.
     1.04 Governing Law. This Amendment shall be interpreted and enforced in accordance with the Laws of the State of South Dakota, notwithstanding any conflict of law provision to the contrary.
     1.05 Captions. All titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning of the content or scope of this Amendment.
     1.06 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Counterpart signatures may be delivered by facsimile or electronic transmission, each of which shall have the same force and effect as an original signed copy.
     1.07 Authority. Each signatory to this Amendment represents that he/she has the authority to execute and deliver this Amendment on behalf of the party set forth above his/her signature.
[Signature pages follow.
The remainder of this page is intentionally blank.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

CENTRAL MINNESOTA MUNICIPAL
POWER AGENCY

By	/s/ Bob Elston

Name:	Bob Elston
Title:	President
[Signatures continued on next page.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.
OWNERS:
HEARTLAND CONSUMERS POWER
DISTRICT

By	/s/ Mike McDowell

Name:	Mike McDowell
Title:	General Manager/CEO
[Signatures continued on next page.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS:

SOUTHERN MINNESOTA MUNICIPAL
POWER AGENCY

By	/s/ Raymond A. Hayward

Name:	Raymond A. Hayward
Title:	Executive Director & CEO
[Signatures continued on next page.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.
OWNERS:
WESTERN MINNESOTA MUNICIPAL
POWER AGENCY

By	/s/ Thomas J. Heller

Name:	Thomas J. Heller
Title:	Asst. Secretary & Asst. Treasurer
[Signatures continued on next page.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.
OWNERS:
GREAT RIVER ENERGY

By	/s/ Eric J. Olsen

Name:	Eric J. Olsen
Title:	VP & General Counsel
[Signatures continued on next page.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.
OWNERS:
MONTANA-DAKOTA UTILITIES CO.,
a Division of MDU Resources Group, Inc.

By	/s/ Bruce Imsdahl

Name:	Bruce Imsdahl
Title:	President & CEO
[Signatures continued on next page.]
Amendment No. 6 to Participation Agreement
September 20, 2007

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.
OWNERS:
OTTER TAIL CORPORATION
dba Otter Tail Power Company

By	/s/ Chuck MacFarlane

Name:	Chuck MacFarlane
Title:	President
Amendment No. 6 to Participation Agreement
September 20, 2007